UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2011 (March 8, 2010)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation	Commission File No.	(I.R.S. Employer Identification No.)
or organization)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On March 08, 2011, Walter Energy, Inc. (the “Company”) issued a press release announcing that the shareholders of Western Coal Corp. (“Western”) overwhelmingly voted in favor of the proposed plan of arrangement involving the acquisition of Western by the Company. The proposed transaction was approved by approximately 99.86% of the votes cast by all shareholders eligible to vote and approximately 99.79% of the votes cast by minority shareholders. The press release also provided preliminary results of the arrangement consideration elections and pro-ration calculations as announced by Western. A copy of the press release is incorporated by reference and attached hereto as Exhibit 99.1.

On March 10, 2011, the Company issued a press release announcing that the Supreme Court of British Columbia has issued a final order approving the proposed plan of arrangement involving the acquisition of Western by the Company. A copy of the press release is incorporated by reference and attached hereto as Exhibit 99.2.

Completion of the transaction remains conditional on the satisfaction of customary conditions, including regulatory and stock exchange approvals. Subject to the satisfaction or waiver of all conditions precedent, it is currently anticipated that the arrangement will be completed on or about April 1, 2011.

The information provided pursuant to this Item 8.01, including Exhibits 99.1 and 99.2, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

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Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements may involve a number of risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, and could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements, including the timing to consummate the proposed transactions and the satisfaction of a condition to closing of any of the proposed transactions. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission available at the Securities and Exchange Commission’s web site at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We do not intend to, update or revise the forward-looking statements except as may be required by law.

Item 9.01               Financial Statements and Exhibits

(d)                  Exhibits

99.1                Press Release dated March 8, 2011

99.2                Press Release dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: March 11, 2011	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
interim General Counsel and Secretary